UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events

On August 1, 2017, American Express Company (the “Company”) issued $1,850,000,000 aggregate principal amount of 2.500% Notes due August 1, 2022 (the “Fixed Rate Notes”) and $400,000,000 aggregate principal amount of Floating Rate Notes due August 1, 2022 (the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “Securities”) pursuant to a Prospectus Supplement dated July 27, 2017 to the Prospectus dated October 2, 2015, filed as part of the Company’s Registration Statement on Form S-3 (No. 333-207239) (the “Registration Statement”). The Securities were sold pursuant to a Terms Agreement (the “Terms Agreement”) dated July 27, 2017 among the Company and Barclays Capital Group Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein. The Terms Agreement incorporates by reference the terms and conditions of the Underwriting Agreement Basic Provisions filed as an exhibit to the Registration Statement. The Securities were issued pursuant to the Senior Debt Indenture, dated as of August 1, 2007, between the Company and The Bank of New York Mellon, as trustee.

The preceding is a summary of the terms of the Terms Agreement and the Securities, and is qualified in its entirety by reference to the Terms Agreement attached as Exhibit 1 and the Forms of Global Notes attached as Exhibit 4.1 and Exhibit 4.2, and each is incorporated herein by reference as though it were fully set forth herein.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

1                                         Terms Agreement, dated July 27, 2017, among the Company, Barclays Capital Group Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1                               Form of Global Note for the Fixed Rate Notes.

4.2                               Form of Global Note for the Floating Rate Notes.

5                                         Opinion and Consent of David S. Carroll, Esq.

23                                  Consent of Counsel (included in Exhibit 5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)

By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  August 1, 2017

EXHIBIT INDEX

Exhibit	Description

1	Terms Agreement, dated July 27, 2017, among the Company, Barclays Capital Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Form of Global Note for the Fixed Rate Notes.

4.2	Form of Global Note for the Floating Rate Notes.

5	Opinion and Consent of David S. Carroll, Esq.

23	Consent of Counsel (included in Exhibit 5).